Exhibit 4.1(vii)
P-__________	HYBRID DYNAMICS CORPORATION Incorporated Under the Laws of the State of Nevada	___________ SHARES
AUTHORIZED:  1,000,000 PREFERRED SHARES $0.0001 PAR VALUE
DESIGNATED: 660,000 SERIES A 8% CONVERTIBLE PREFERRED STOCK $0.0001 PAR VALUE
(see reverse for certain definitions)

CUSIP 448608 30 7

This Certifies That

                                                                                                     (name)

Is The Owner Of

                                                                                          (number of shares)

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A 8% CONVERTIBLE PREFERRED STOCK, $0.0001 PAR VALUE OF

HYBRID DYNAMICS CORPORATION

transferable only on the records of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and the facsimile of its Corporate Seal to be hereunder affixed.

Dated:

               PRESIDENT                                                                                                                       SECRETARY

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By: __________________________________________
            Transfer Agent and Registrar Authorized Officer

HYBRID DYNAMICS CORPORATION
Transfer Fee: As Required

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM             -- as tenants in common                                UNIF GIFT MIN ACT - ________________________ Custodian for ________________
                                                                                                                                                                                           (Cust.)                                             (Minor)
                TEN ENT               -- as tenants by the entirety                                                                       under Uniform Gifts to Minors

                JT TEN                   -- as joint tenants with right of                                                               Act of _____________________________________________
                                                    survivorship and not as tenants                                                                                                              (State)
                                                    in common

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned ______________________________________________________________ does hereby sell, assign and transfer unto:

TRANSFEREE:

                                                                                                                                                                  SOCIAL SECURITY OR TAX ID NUMBER OF ASSIGNEE
(Print Name and Address)

_________________ Shares of the Series A 8% Convertible Preferred Stock represented by the within Certificate and do(es) hereby irrevocably constitute and point

_____________________________________________________________, Attorney-in-Fact to transfer the stock on the books of the with Corporation, with full power of substitution in the premises.

                                                                                                                                                                   Dated:
Transferor Signature

Signature Guaranteed:

THE SIGNATURE TO THE ASSIGNMENT FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ON OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM.